UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 29, 2016

Date of reporting period :	March 1, 2015 — February 29, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PFLRX

Putnam Floating Rate Income Fund

Annual report
2 | 29 | 16

A world of investing.®

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Floating Rate
Income Fund

Annual report
2 | 29 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Financial statements	19

Federal tax information	48

About the Trustees	50

Officers	52

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating-rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer. (Holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy.) Value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of the year, stock markets around the world have experienced heightened volatility in response to a challenging investment environment. Many factors have fueled the market swings, including record low oil prices, fears of a global recession, China’s continued economic slowdown, and divergent monetary policies from central banks. Recently, within fixed-income markets, investors have generally sought traditional “safe havens” of higher-quality bonds.

In the United States, economic growth is positive, but remains tepid compared with past recoveries. Unemployment continues to fall, consumer spending is showing strength, and the housing market has been recovering. Moreover, the Federal Reserve has stated that its pace of interest-rate increases will be “gradual.”

Although today’s conditions may seem challenging, Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from a team of global equity research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended February 29, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Putnam Floating Rate Income Fund

A specialized income fund that focuses primarily on bank loans

Floating-rate bank loans are loans issued by banks to corporations. Interest rates on these loans "float" in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

The fund's managers each have more than 30 years of investment experience

Featured
from left to right:

Paul D. Scanlon, CFA
(industry since 1986)

Norman P. Boucher
(industry since 1985)

Robert L. Salvin
(industry since 1986)

Bank loans rank high in a company's capital structure

HIGHER PROTECTION
BANK LOANS
Have first claims on a company's cash flows; typically backed by collateral.
HIGH-YIELD BONDS
Pay greater income than bank loans to compensate investors for increased credit risk.
CONVERTIBLES
Interest-paying securities that can be exchanged for common stock at a predetermined price.
PREFERRED STOCK
Offers the potential for capital appreciation, and is a higher priority for dividend payments.
COMMON STOCK
Offers capital appreciation potential to investors, but it may or may not pay a dividend.
LESS PROTECTION

Most bank loans are senior secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company's assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company's assets.

2 Floating Rate Income Fund

Floating Rate Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* These returns are from 8/31/04 to 2/29/16 because only data from the month-end following the fund’s inception date (8/4/04) are available.

† The fund’s primary benchmark, the Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

4	Floating Rate Income Fund

Interview with your fund’s portfolio manager

Paul, what was the market environment like for floating-rate bank loans during the 12 months ended February 29, 2016?

Bank loans registered a negative total return for the period, but easily outpaced high-yield bonds. Loan indexes posted positive results for four of the first five months of the period, aided by investor demand for higher-yielding securities amid low bond yields globally coupled with relatively light loan supply. Robust demand from collateralized loan obligations [CLOs] and moderating retail fund outflows also bolstered the asset class. [CLOs are structured investment vehicles in which business loans are pooled to create a diversified income stream. CLO issuers typically use bank loans to create these pools.] Compared with high-yield bonds, bank loans benefited from having considerably less exposure to commodity-related sectors during a period when the prices of oil and other commodities generally declined.

The tide shifted during August and September, however, as investors broadly retreated from riskier assets on concern about slowing economic growth in China and the potential impact the slowdown there could have on other economies. The loan market was essentially flat in October, failing to rally alongside equities and high-yield bonds. Loans were held back by questions regarding the relative value of loans versus high-yield bonds, less concern about interest-rate risk, and negative developments in the health-care

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/29/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Floating Rate Income Fund	5

industry. Loans resumed their downward slide in November and December, hampered by anemic retail demand and reduced CLO formation. Retail outflows from loan funds accelerated in December despite the widely anticipated rate hike by the Federal Reserve on December 16.

Loan prices remained under pressure in January and early February, amid a sharp selloff in equities and credit, but largely avoided the volatility gripping the financial markets. New CLO origination continued to weaken amid market turbulence and concern about new loan-market regulations that are expected later in 2016. Declining yields on U.S. Treasuries during this period, along with market perception that the Fed was unlikely to implement any further rate increases in the near term, continued to dampen retail investor demand for the asset class.

Overall, despite their negative performance for the period, loans proved to be a better alternative for high-yield investors, as they declined by less than half the amount of high-yield bonds.

Reflecting heightened investor risk aversion, higher-quality split Baa-rated and Ba-rated loans generated the best relative performance within the fund’s benchmarks, while lower-quality Caa-rated bonds were the worst performers. [Split-rated bonds are those that receive slightly different credit ratings from the major rating agencies.] From an industry perspective, the top performers included more-defensive groups, such as consumer products, housing, and food/beverages. Conversely, energy and metals/mining were by far the poorest performers, registering sizable double-digit declines. That said, these two sectors combined accounted for only 6%, on average, of the fund’s primary

Credit qualities are shown as a percentage of net assets as of 2/29/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6	Floating Rate Income Fund

benchmark, compared with 15% to 20% in high-yield bond indexes.

For investors who may be new to the fund, can you explain how floating-rate bank loans and high-yield bonds differ?

Many corporations issue both bank loans and high-yield bonds. Bank loans are secured by the issuer’s assets, giving loans a senior position in the firm’s capital structure, whereas high-yield bonds are usually unsecured. This means that in the event of bankruptcy, bank-loan investors will typically be paid back before bondholders, if any assets remain available for distribution. Historically, when bankruptcy occurs, bank-loan investors have been repaid more of their principal than holders of high-yield bonds or other debt instruments. The measurement of such repayments is called the “recovery rate.”

The coupons, or stated interest rates, on bank loans are linked to the London Interbank Offered Rate [LIBOR] — a widely used benchmark for short-term lending among banks — and adjust higher or lower at frequent intervals. In a rising-rate environment, this feature can potentially make bank loans less subject to interest-rate risk versus longer-term investment-grade or high-yield bonds that carry fixed coupons.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/29/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Floating Rate Income Fund	7

The fund outpaced its primary benchmark and the average return of its Lipper peer group. What factors aided its relative performance?

From a sector perspective, positioning in utilities, metals/mining, and gaming/lodging/leisure, along with solid security selection in industrials, were the biggest relative contributors.

In terms of individual holdings, underweighting or not holding several underperforming index components provided the biggest boost to the fund’s relative results. These included bankrupt electric utility Energy Future Intermediate Holdings; dry bulk commodities shipper Dryships; Seadrill Partners, which provides drill-ships to energy exploration and production companies; and coal mine operator Murray Energy.

An overweight in Yonkers Racing also was a leading contributor. The New York-based casino operator was aided by improving regional gaming trends, as well as increasing clarity about the competitive environment amid expanded gaming in the state of New York.

Which areas hampered the fund’s performance versus the primary benchmark?

At the sector/industry level, adverse security selection in energy and technology were the primary detractors.

Looking at individual holdings, a number of underperforming energy-related loans issued by companies such as Chesapeake Energy, Paragon Offshore, and Samson Investment Company — the latter of which defaulted during the period — worked against the fund’s relative return.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Floating Rate Income Fund

What is your outlook for the bank-loan market over the coming months?

We believe the U.S. economy may continue to grow at a rate near 2% over the next year. Additionally, we expect that the Fed will continue to raise its target for short-term interest rates in 2016 if economic data indicate that it is appropriate to continue normalizing monetary policy. We believe, however, that these increases will likely occur at a slower pace than in past economic cycles. Moreover, we think the magnitude of tightening will depend on a variety of factors, including employment levels, inflation, oil prices, U.S. dollar strength, and financial market volatility.

Despite improvement in U.S. economic growth, bank-loan funds experienced net outflows of $4.5 billion for the 12-month reporting period. Furthermore, new issuance of leveraged loans in 2015 was substantially below 2014’s level. Taken together, these factors created a certain amount of disruption in the market’s supply/demand environment. In order to better position the fund for these conditions, as well as for what we expect will be continued bouts of volatility, we plan to maintain a slightly higher-than-normal cash allocation in the portfolio.

We think the fundamental backdrop for bank loans remains supportive overall. The 12-month default rate was 1.9% at period-end, which is still meaningfully below historical norms, and the majority of defaults that occurred were in commodity-related sectors, such as energy and metals/mining. What’s more, interest-coverage ratios — a measure of companies’ ability to pay interest on their debt — and liquidity levels remained high for most issuers.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Booth School of Business at the University of Chicago and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Floating Rate Income Fund	9

IN THE NEWS

To remain in the European Union or to leave the European Union? That is the question British voters will answer when they head to polls on June 23. After months of debate, the question of a “Brexit,” shorthand for Britain’s possible exit from the 28-nation European Union (EU), will go before British voters in a referendum vote. Brexit supporters believe that departure from the Brussels-based partnership will help better serve Britain’s national interests on financial issues, immigration, and other matters. Brexit opponents argue that Britain’s EU membership affords the country certain benefits, including bargaining powers on issues of trade and defense. They also warn of dire economic consequences for Britain if a departure takes place, including negative effects on both the country’s currency and its credit rating. For the EU, the loss of Britain — the EU’s second-largest economy — would potentially weaken the union at a time when it is struggling with various issues, including slowing economic growth and an ongoing refugee crisis.

10	Floating Rate Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	3.05%	2.96%	2.70%	2.70%	2.28%	2.28%	2.94%	2.88%	2.79%	3.29%

10 years	32.84	31.51	28.53	28.53	23.23	23.23	31.62	30.63	29.56	36.38
Annual average	2.88	2.78	2.54	2.54	2.11	2.11	2.79	2.71	2.62	3.15

5 years	13.04	11.91	11.91	11.91	8.87	8.87	12.76	11.91	11.63	14.47
Annual average	2.48	2.28	2.28	2.28	1.71	1.71	2.43	2.28	2.23	2.74

3 years	2.24	1.22	1.62	1.62	0.07	0.07	2.08	1.32	1.47	3.02
Annual average	0.74	0.40	0.54	0.54	0.02	0.02	0.69	0.44	0.49	1.00

1 year	–3.74	–4.70	–3.82	–4.74	–4.35	–5.28	–3.79	–4.51	–3.87	–3.49

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Floating Rate Income Fund	11

Comparative index returns For periods ended 2/29/16

			Lipper Loan
	Barclays U.S. High	S&P/LSTA Leveraged	Participation Funds
	Yield Loan Index*	Loan Index (LLI)†	category average‡

Annual average (life of fund)	—	4.24%	2.86%

10 years	49.87%	48.76	29.89
Annual average	4.13	4.05	2.62

5 years	13.90	14.09	11.15
Annual average	2.64	2.67	2.13

3 years	3.30	3.66	1.39
Annual average	1.09	1.21	0.45

1 year	–4.01	–3.54	–4.17

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s primary benchmark, the Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

† These returns are from 8/31/04 to 2/29/16 because only data from the month-end following the fund’s inception date (8/4/04) are available.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/29/16, there were 211, 172, 112, 50, and 35 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,802 and $12,323, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $13,063. A $10,000 investment in the fund’s class R and Y shares would have been valued at $12,956 and $13,638, respectively.

12	Floating Rate Income Fund

Fund price and distribution information For the 12-month period ended 2/29/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.347027		$0.330374	$0.285010	$0.342720		$0.326259	$0.367891

Capital gains	—		—	—	—		—	—

Return of capital*	0.015573		0.014826	0.012790	0.015380		0.014641	0.016509

Total	$0.362600		$0.345200	$0.297800	$0.358100		$0.340900	$0.384400

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/28/15	$8.79	$8.88	$8.78	$8.78	$8.79	$8.86	$8.78	$8.80

2/29/16	8.11	8.19	8.11	8.11	8.11	8.17	8.11	8.12

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	3.97%	3.94%	3.77%	3.23%	3.92%	3.89%	3.72%	4.22%

Current 30-day SEC yield [2]	N/A	4.26	4.10	3.55	N/A	4.22	4.05	4.55

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

* See page 48.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	3.29%	3.20%	2.94%	2.94%	2.51%	2.51%	3.18%	3.11%	3.02%	3.53%

10 years	36.15	34.78	31.77	31.77	26.14	26.14	34.74	33.73	32.62	39.76
Annual average	3.13	3.03	2.80	2.80	2.35	2.35	3.03	2.95	2.86	3.40

5 years	16.51	15.34	15.21	15.21	12.21	12.21	16.07	15.20	14.92	17.98
Annual average	3.10	2.90	2.87	2.87	2.33	2.33	3.03	2.87	2.82	3.36

3 years	4.38	3.34	3.63	3.63	2.05	2.05	4.10	3.32	3.48	5.18
Annual average	1.44	1.10	1.20	1.20	0.68	0.68	1.35	1.09	1.15	1.70

1 year	–1.02	–2.01	–1.34	–2.28	–1.77	–2.72	–1.19	–1.93	–1.39	–0.77

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Floating Rate Income Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 2/28/15	0.99%	1.19%	1.74%	1.04%	1.24%	0.74%

Annualized expense ratio for
the six-month period ended
2/29/16*	1.03%	1.23%	1.78%	1.08%	1.28%	0.78%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/15 to 2/29/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.02	$6.00	$8.67	$5.27	$6.24	$3.81

Ending value (after expenses)	$961.00	$961.10	$958.40	$961.80	$960.90	$963.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Floating Rate Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/29/16, use the following calculation method. To find the value of your investment on 9/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.17	$6.17	$8.92	$5.42	$6.42	$3.92

Ending value (after expenses)	$1,019.74	$1,018.75	$1,016.01	$1,019.49	$1,018.50	$1,020.98

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Floating Rate Income Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays U.S. High Yield Loan Index is an unmanaged index that provides broad and comprehensive total return metrics of the universe of U.S. dollar-denominated, syndicated term loans.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16	Floating Rate Income Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2016, Putnam employees had approximately $457,000,000 and the Trustees had approximately $123,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Floating Rate Income Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	Floating Rate Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Floating Rate Income Fund	19

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of February 29, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Floating Rate Income Fund as of February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 8, 2016

20	Floating Rate Income Fund

The fund’s portfolio 2/29/16

SENIOR LOANS (80.5%)* [c]	Principal amount	Value

Advertising and marketing services (0.3%)
Lions Gate Entertainment Corp. bank term loan FRN 5s, 2022	$2,090,000	$1,881,000

		1,881,000
Automotive (1.2%)
FCA US, LLC bank term loan FRN Ser. B, 3 1/4s, 2018	3,144,000	3,116,490

Navistar, Inc. bank term loan FRN Ser. B, 6 1/2s, 2020	4,932,638	4,201,991

		7,318,481
Basic materials (6.8%)
AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1,
4 1/2s, 2019 (Luxembourg)	2,129,734	2,097,788

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2,
4 1/2s, 2019 (Luxembourg)	1,105,016	1,088,441

Axalta Coating Systems US Holdings, Inc. bank term loan FRN
3 3/4s, 2020	3,552,174	3,509,040

Beacon Roofing Supply, Inc. bank term loan FRN Ser. B, 4s, 2022	2,992,500	2,971,927

Builders FirstSource, Inc. bank term loan FRN Ser. B, 6s, 2022	4,178,403	4,035,639

GCP Applied Technologies, Inc. bank term loan FRN Ser. B,
5 1/4s, 2022	2,000,000	2,002,500

Hanson Building Products North America bank term loan FRN
6 1/2s, 2022	3,471,256	3,145,826

HD Supply, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	2,992,500	2,922,924

Ineos US Finance, LLC bank term loan FRN 3 3/4s, 2018	2,306,366	2,238,905

KP Germany Erste GmbH bank term loan FRN 5s,
2020 (Germany)	2,091,287	2,074,731

KP Germany Erste GmbH bank term loan FRN 5s,
2020 (Germany)	893,713	886,637

Novelis, Inc. bank term loan FRN Ser. B, 4s, 2022	3,980,000	3,663,260

Orion Engineered Carbons GmbH bank term loan FRN Ser. B, 5s,
2021 (Germany)	2,736,283	2,720,891

Oxbow Carbon & Minerals, LLC bank term loan FRN 8s, 2020	1,000,000	760,000

Quikrete Cos., Inc. (The) bank term loan FRN 7s, 2021	1,768,421	1,740,789

Solenis International LP bank term loan FRN 7 3/4s, 2022	2,000,000	1,583,334

TMS International Corp. bank term loan FRN Ser. B, 4 1/2s, 2020	4,835,800	2,901,480

Univar, Inc. bank term loan FRN Ser. B, 4 1/4s, 2022	2,995,000	2,831,524

		43,175,636
Biotechnology (1.7%)
AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021	3,875,938	3,740,280

Concordia Healthcare Corp. bank term loan FRN Ser. B, 5 1/4s,
2021 (Canada)	2,000,000	1,911,250

Pharmaceutical Product Development, LLC bank term loan FRN
4 1/4s, 2022	5,308,325	5,166,327

		10,817,857
Broadcasting (3.9%)
Gray Television, Inc. bank term loan FRN Ser. C, 4 1/4s, 2021	1,000,000	994,167

iHeartCommunications, Inc. bank term loan FRN Ser. D,
6.938s, 2019	7,105,000	4,595,159

Media General, Inc. bank term loan FRN 4s, 2020	2,717,813	2,708,980

Sinclair Television Group, Inc. bank term loan FRN
Ser. B, 3s, 2020	3,909,722	3,819,310

Townsquare Media, Inc. bank term loan FRN Ser. B, 4 1/4s, 2022	2,797,566	2,746,278

Floating Rate Income Fund	21

SENIOR LOANS (80.5%)* [c] cont.	Principal amount	Value

Broadcasting cont.
Tribune Media Co. bank term loan FRN Ser. B, 3 3/4s, 2020	$4,580,134	$4,519,067

Univision Communications, Inc. bank term loan FRN 4s, 2020	5,941,250	5,772,917

		25,155,878
Building materials (1.8%)
CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	2,917,931	2,742,855

Jeld-Wen, Inc. bank term loan FRN 4s, 2021	1,052,343	1,034,803

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4 3/4s, 2022	3,735,638	3,673,376

Nortek, Inc. bank term loan FRN Ser. B, 3 1/2s, 2020	4,452,497	4,274,397

		11,725,431
Capital goods (5.3%)
ADS Waste Holdings, Inc. bank term loan FRN Ser. B,
3 3/4s, 2019	2,829,195	2,740,783

Berry Plastics Corp. bank term loan FRN Ser. F, 4s, 2022	3,704,286	3,677,893

Berry Plastics Group, Inc. bank term loan FRN Ser. E,
3 3/4s, 2021	1,812,222	1,780,735

Gates Global, LLC/Gates Global Co. bank term loan FRN
4 1/4s, 2021	4,500,817	3,938,215

Generac Power Systems, Inc. bank term loan FRN Ser. B,
3 1/2s, 2020	2,640,000	2,576,199

Manitowac Foodservice, Inc. bank term loan FRN 5 3/4s, 2023	3,335,000	3,322,494

Milacron, LLC bank term loan FRN Ser. B, 4 1/2s, 2020	1,320,548	1,290,836

Reynolds Group Holdings, Inc. bank term loan FRN Ser. B,
4 1/2s, 2018	2,913,590	2,902,300

Terex Corp. bank term loan FRN Ser. B, 4 1/2s, 2022	4,000,000	3,880,000

TransDigm, Inc. bank term loan FRN Ser. C, 3 3/4s, 2020	3,882,524	3,759,809

TransDigm, Inc. bank term loan FRN Ser. E, 3 1/2s, 2022	2,233,936	2,128,756

Trinseo Materials Operating SCA bank term loan FRN Ser. B,
4 1/4s, 2021 (Luxembourg)	1,990,000	1,935,275

		33,933,295
Commercial and consumer services (1.0%)
Sabre GLBL, Inc. bank term loan FRN Ser. B, 4s, 2019	2,010,879	1,986,246

Travelport Finance Sarl bank term loan FRN Ser. B, 5 3/4s,
2021 (Luxembourg)	4,698,290	4,552,643

		6,538,889
Communication services (7.7%)
Altice Financing SA bank term loan FRN Ser. B, 5 1/4s,
2022 (Luxembourg)	1,990,000	1,932,788

Asurion, LLC bank term loan FRN 8 1/2s, 2021	2,007,000	1,620,026

Asurion, LLC bank term loan FRN Ser. B1, 5s, 2019	2,699,159	2,536,534

Asurion, LLC bank term loan FRN Ser. B4, 5s, 2022	1,206,988	1,105,399

CCO Safari III, LLC bank term loan FRN Ser. I, 3 1/2s, 2023	4,000,000	3,968,572

Charter Communications Operating, LLC bank term loan FRN
Ser. E, 3s, 2020	1,098,012	1,072,545

CSC Holdings, LLC bank term loan FRN Ser. B, 5s, 2022	5,000,000	4,958,335

Intelsat Jackson Holdings SA bank term loan FRN Ser. B2,
3 3/4s, 2019 (Bermuda)	1,839,628	1,647,234

Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020	5,000,000	4,932,290

Level 3 Financing, Inc. bank term loan FRN Ser. B2, 3 1/2s, 2022	1,035,000	1,020,984

LTS Buyer, LLC bank term loan FRN 8s, 2021	158,125	151,932

LTS Buyer, LLC bank term loan FRN Ser. B, 4s, 2020	4,387,500	4,265,014

Numericable US, LLC bank term loan FRN Ser. B1, 4 1/2s,
2020 (France)	1,276,402	1,226,506

22	Floating Rate Income Fund

SENIOR LOANS (80.5%)* [c] cont.	Principal amount	Value

Communication services cont.
Numericable US, LLC bank term loan FRN Ser. B2, 4 1/2s,
2020 (France)	$1,104,261	$1,061,095

SBA Senior Finance II, LLC bank term loan FRN Ser. B,
3 1/4s, 2021	5,925,000	5,809,794

T-Mobile USA, Inc. bank term loan FRN Ser. B, 3 1/2s, 2022	1,000,000	1,000,139

Telesat Canada bank term loan FRN Ser. B, 3 1/2s,
2019 (Canada)	3,646,875	3,573,938

Virgin Media Investment Holdings, Ltd. bank term loan FRN
Ser. F, 3 1/2s, 2023 (United Kingdom)	1,683,303	1,631,121

WideOpenWest Finance, LLC bank term loan FRN Ser. B,
4 1/2s, 2019	4,218,125	4,029,630

Zayo Group, LLC bank term loan FRN Ser. B, 3 3/4s, 2019	1,650,000	1,620,536

		49,164,412
Consumer (0.1%)
Spectrum Brands, Inc. bank term loan FRN Ser. B, 3 1/2s, 2022	844,034	841,529

		841,529
Consumer staples (8.4%)
Blue Ribbon, LLC bank term loan FRN 9 1/4s, 2022	1,000,000	970,000

Blue Ribbon, LLC bank term loan FRN 5 3/4s, 2021	2,734,177	2,693,165

CEC Entertainment, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021	4,688,490	4,410,111

Ceridian HCM Holding, Inc. bank term loan FRN Ser. B2,
4 1/2s, 2020	1,622,367	1,427,683

Coty, Inc. bank term loan FRN Ser. B, 3 3/4s, 2022	1,666,667	1,656,250

D.E Master Blenders 1753 NV bank term loan FRN Ser. B, 4 1/4s,
2022 (Netherlands)	2,425,004	2,374,988

Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,000,000	740,000

Del Monte Foods, Inc. bank term loan FRN 4.263s, 2021	3,018,400	2,862,448

Galleria Co. bank term loan FRN Ser. B, 3 3/4s, 2022	3,333,333	3,312,500

Hertz Corp. (The) bank term loan FRN Ser. B, 3s, 2018	1,945,000	1,904,155

Hostess Brands, LLC bank term loan FRN 8 1/2s, 2023	1,120,000	1,075,200

JBS USA, LLC bank term loan FRN 3 3/4s, 2020	1,466,250	1,429,594

JBS USA, LLC bank term loan FRN 2 3/4s, 2022	2,500,000	2,428,125

Landry’s, Inc. bank term loan FRN Ser. B, 4s, 2018	3,999,232	3,971,237

Libbey Glass, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	4,240,186	4,091,780

Maple Holdings Acquisition Corp. bank term loan FRN Ser. B,
5 1/4s, 2023	4,800,000	4,704,000

Restaurant Brands International, Inc. bank term loan FRN Ser. B,
3 3/4s, 2021 (Canada)	5,944,377	5,912,176

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4s, 2019	2,405,943	2,393,913

Rite Aid Corp. bank term loan FRN 5 3/4s, 2020	1,900,000	1,900,000

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	2,000,000	1,995,000

US Foods, Inc. bank term loan FRN 4 1/2s, 2019	1,412,755	1,390,681

World Kitchen, LLC bank term loan FRN 5 1/2s, 2019	2,669	2,615

		53,645,621
Energy (0.7%)
American Energy-Marcellus, LLC bank term loan FRN
5 1/4s, 2020	1,850,000	296,000

EP Energy, LLC bank term loan FRN Ser. B3, 3 1/2s, 2018	2,486,333	1,156,145

Paragon Offshore Finance Co. bank term loan FRN Ser. B,
3 3/4s, 2021 (Cayman Islands)	4,937,500	1,024,531

Floating Rate Income Fund	23

SENIOR LOANS (80.5%)* [c] cont.	Principal amount	Value

Energy cont.
Samson Investment Co. bank term loan FRN 6 1/4s, 2018
(In default) †	$4,000,000	$65,000

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	2,163,531	1,637,073

Vantage Drilling International bank term loan FRN Ser. B, 5 3/4s,
2019 (Cayman Islands) (In default) †	814,125	134,331

Vantage Drilling International bank term loan FRN Ser. B, 5s,
2017 (Cayman Islands) (In default) †	2,655,705	438,191

		4,751,271
Financials (4.2%)
Alliant Holdings I, LLC bank term loan FRN Ser. B, 4 1/2s, 2022	3,980,000	3,841,946

Altisource Solutions Sarl bank term loan FRN Ser. B, 4 1/2s,
2020 (Luxembourg)	4,861,503	4,083,662

Capital Automotive LP bank term loan FRN 6s, 2020	2,500,000	2,437,500

HUB International, Ltd. bank term loan FRN Ser. B, 4s, 2020	5,373,044	5,127,899

iStar, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	390,837	385,952

Starwood Property Trust, Inc. bank term loan FRN 3 1/2s, 2020	3,641,261	3,550,230

USI, Inc./NY bank term loan FRN Ser. B, 4 1/4s, 2019	3,880,675	3,750,917

Walter Investment Management Corp. bank term loan FRN
Ser. B, 4 3/4s, 2020	4,407,978	3,625,562

		26,803,668
Gaming and lottery (8.0%)
Amaya Holdings BV bank term loan FRN 5s, 2021 (Netherlands)	2,962,613	2,735,789

American Casino & Entertainment Properties, LLC bank term
loan FRN 5s, 2022	4,975,000	4,925,250

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11 1/4s, 2017	5,733,949	4,992,119

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 10 3/4s, 2017	671,625	550,733

CBAC Borrower, LLC bank term loan FRN Ser. B, 8 1/4s, 2020	2,250,000	2,115,000

Eldorado Resorts, Inc. bank term loan FRN Ser. B, 4 1/4s, 2022	4,975,000	4,950,125

Gateway Casinos & Entertainment, Inc. bank term loan FRN
Ser. B, 5 1/4s, 2019 (Canada)	3,910,000	2,882,650

Golden Nugget, Inc. bank term loan FRN Ser. B, 5 1/2s, 2019	1,927,940	1,903,037

Golden Nugget, Inc. bank term loan FRN Ser. DD, 5 1/2s, 2019	826,260	815,587

Marina District Finance Co., Inc. bank term loan FRN Ser. B,
6 1/2s, 2018	602,500	601,370

Penn National Gaming, Inc. bank term loan FRN Ser. B,
3 1/4s, 2020	3,675,000	3,642,844

ROC Finance, LLC bank term loan FRN 5s, 2019	6,117,996	5,495,998

Scientific Games International, Inc. bank term loan FRN
Ser. B2, 6s, 2021	6,435,000	5,852,633

Station Casinos, LLC bank term loan FRN Ser. B, 4 1/4s, 2020	4,522,225	4,448,739

Yonkers Racing Corp. bank term loan FRN 8 3/4s, 2020	2,000,000	1,935,000

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	3,519,227	3,479,635

		51,326,509
Health-care services (4.3%)
Acadia Healthcare Co., Inc. bank term loan FRN Ser. B,
4 1/2s, 2023	3,500,000	3,500,000

Acadia Healthcare Co., Inc. bank term loan FRN Ser. B,
4 1/4s, 2022	2,475,000	2,466,751

CHS/Community Health Systems, Inc. bank term loan FRN
Ser. H, 4s, 2021	5,445,151	5,165,237

24	Floating Rate Income Fund

SENIOR LOANS (80.5%)* [c] cont.	Principal amount	Value

Health-care services cont.
Envision Healthcare Corp. bank term loan FRN Ser. B,
4 1/4s, 2018	$3,938,110	$3,921,373

IASIS Healthcare, LLC bank term loan FRN Ser. B, 4 1/2s, 2018	4,791,080	4,656,331

MPH Acquisition Holdings, LLC bank term loan FRN Ser. B,
3 3/4s, 2021	5,025,182	4,897,984

Surgical Care Affiliates, LLC bank term loan FRN Ser. B,
4 1/4s, 2022	2,977,500	2,959,823

		27,567,499
Homebuilding (0.9%)
Realogy Group, LLC bank term loan FRN 4.4s, 2016	159,004	156,619

Realogy Group, LLC bank term loan FRN Ser. B, 3 3/4s, 2020	5,810,988	5,750,455

		5,907,074
Leisure (0.7%)
Steinway Musical Instruments, Inc. bank term loan FRN
4 3/4s, 2019	4,836,508	4,667,231

		4,667,231
Lodging/Tourism (1.9%)
Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	4,151,775	3,259,143

CityCenter Holdings, LLC bank term loan FRN Ser. B,
4 1/4s, 2020	5,432,801	5,394,321

Hilton Worldwide Finance, LLC bank term loan FRN Ser. B,
3 1/2s, 2020	3,525,981	3,511,877

		12,165,341
Media (0.6%)
Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	5,666,386	3,867,308

		3,867,308
Medical technology (2.6%)
ConvaTec, Inc. bank term loan FRN Ser. B, 4 1/4s, 2020	4,143,747	4,057,420

Kinetic Concepts, Inc. bank term loan FRN 4 1/2s, 2018	3,823,928	3,732,426

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021	4,413,195	3,769,147

Sterigenics-Nordion Holdings, LLC bank term loan FRN Ser. B,
4 1/4s, 2022	4,987,500	4,750,594

		16,309,587
Pharmaceuticals (3.4%)
Akorn, Inc. bank term loan FRN Ser. B, 6s, 2020	4,776,675	4,752,791

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.188s, 2021	3,578,158	3,563,398

Horizon Pharma, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	3,980,000	3,800,900

Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s,
2021 (Netherlands)	6,291,532	5,973,809

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BD, 3 1/2s, 2019	1,918,785	1,815,651

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. C2, 3 3/4s, 2019	1,918,785	1,800,060

		21,706,609
Publishing (0.1%)
SuperMedia, Inc. bank term loan FRN 11.6s, 2016	1,562,571	470,724

		470,724
Retail (7.1%)
Academy, Ltd. bank term loan FRN Ser. B, 5s, 2022	6,260,938	5,740,497

Bass Pro Group, LLC bank term loan FRN Ser. B, 4s, 2020	3,970,000	3,761,575

DBP Holding Corp. bank term loan FRN Ser. B, 5 1/4s, 2019	4,319,393	3,606,693

Floating Rate Income Fund	25

SENIOR LOANS (80.5%)* [c] cont.	Principal amount	Value

Retail cont.
Dollar Tree Stores, Inc. bank term loan FRN Ser. B, 3 1/2s, 2022	$803,607	$801,598

J Crew Group, Inc. bank term loan FRN Ser. B, 4s, 2021	1,931,733	1,292,536

JC Penney Corp., Inc. bank term loan FRN 6s, 2018	4,169,631	4,122,723

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018	3,607,288	3,345,759

Leslie’s Poolmart, Inc. bank term loan FRN Ser. B, 4 1/4s, 2019	2,841,622	2,735,061

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	7,297,535	6,106,212

PET Acquisition Merger Sub, LLC bank term loan FRN Ser. B1,
5 3/4s, 2023	6,750,000	6,601,500

PetSmart, Inc. bank term loan FRN Ser. B, 4 1/4s, 2022	3,043,244	2,943,492

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021	1,825,000	1,699,531

Talbots, Inc. (The) bank term loan FRN 5 1/2s, 2020	2,644,998	2,466,461

		45,223,638
Technology (5.2%)
Avago Technologies Cayman Finance, Ltd. bank term loan FRN
Ser. B, 4 1/4s, 2022 (Cayman Islands)	5,200,000	5,110,628

Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	2,114,363	1,412,659

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	2,469,058	1,464,974

BMC Software, Inc. bank term loan FRN 5s, 2020	4,726,389	3,769,295

CommScope, Inc. bank term loan FRN Ser. B, 3 3/4s, 2022	3,990,000	3,941,374

Dell International, LLC bank term loan FRN Ser. B2, 4s, 2020	3,177,644	3,158,226

First Data Corp. bank term loan FRN 4.212s, 2021	1,541,750	1,518,624

First Data Corp. bank term loan FRN Ser. B, 3.962s, 2022	1,000,000	974,500

First Data Corp. bank term loan FRN Ser. B, 3.712s, 2018	4,000,000	3,945,716

Infor US, Inc. bank term loan FRN Ser. B5, 3 3/4s, 2020	3,526,141	3,237,438

NXP BV bank term loan FRN Ser. B, 3 3/4s, 2020 (Netherlands)	2,900,000	2,891,390

Syniverse Holdings, Inc. bank term loan FRN 4s, 2019	2,423,804	1,563,353

		32,988,177
Transportation (0.7%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
4 1/2s, 2022	4,666,550	4,424,473

Livingston International, Inc. bank term loan FRN 9s,
2020 (Canada)	341,087	303,567

		4,728,040
Utilities and power (1.9%)
Calpine Construction Finance Co. LP bank term loan FRN
Ser. B, 3s, 2020	2,340,000	2,184,975

Calpine Construction Finance Co. LP bank term loan FRN
Ser. B2, 3 1/4s, 2022	1,763,925	1,646,330

Energy Future Intermediate Holding Co., LLC bank term loan
FRN 4 1/4s, 2016	1,761,417	1,752,061

Energy Transfer Equity LP bank term loan FRN 3 1/4s, 2019	5,570,000	4,449,038

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.676s, 2017	6,830,362	1,955,191

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.676s, 2017	70,101	20,066

		12,007,661

Total senior loans (cost $564,804,468)		$514,688,366

26	Floating Rate Income Fund

CORPORATE BONDS AND NOTES (13.3%)*	Principal amount	Value

Basic materials (1.6%)
ArcelorMittal SA sr. unsec. unsub. bonds 10.85s, 2019 (France)	$1,288,000	$1,352,400

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)	1,600,000	1,676,000

Cemex SAB de CV 144A company guaranty sr. sub. FRN 5.372s,
2018 (Mexico)	1,500,000	1,434,375

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	757,000	429,598

Joseph T Ryerson & Son, Inc. company guaranty sr. sub.
notes 9s, 2017	1,704,000	1,312,080

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	1,000,000	927,500

Novelis, Inc. company guaranty sr. unsec. notes 8 3/8s, 2017	640,000	636,800

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	1,500,000	1,432,500

PQ Corp. 144A company guaranty sub. notes 8 3/4s, 2018	1,126,000	1,052,810

		10,254,063
Capital goods (0.5%)
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	1,250,000	1,225,000

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019	686,000	730,590

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4s, 2020	1,250,000	1,257,813

		3,213,403
Communication services (2.1%)
Altice Financing SA 144A company guaranty sr. notes 7 7/8s,
2019 (Luxembourg)	1,600,000	1,665,668

AT&T, Inc. sr. unsec. unsub. FRN 1.533s, 2020	2,000,000	1,970,078

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	1,148,000	1,220,324

Digicel, Ltd. 144A sr. unsec. notes 7s, 2020 (Jamaica)	1,900,000	1,729,000

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4 1/4s, 2018	1,062,000	1,069,965

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
6 3/4s, 2018 (Luxembourg)	1,000,000	602,500

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018	2,000,000	2,076,200

T-Mobile USA, Inc. company guaranty sr. unsec. bonds
6.542s, 2020	1,500,000	1,552,500

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10 1/4s, 2019	1,500,000	1,368,750

		13,254,985
Consumer cyclicals (1.7%)
Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	740,000	673,400

CalAtlantic Group, Inc. company guaranty sr. unsec. notes
8 3/8s, 2018	1,000,000	1,097,500

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7 5/8s, 2020	1,000,000	877,500

Ford Motor Credit Co., LLC sr. unsec. unsub. FRB 1.549s, 2019	2,150,000	2,062,005

General Motors Financial Co., Inc. company guaranty sr. unsec.
FRN 2.182s, 2020	2,275,000	2,220,903

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. FRB 2.682s, 2019	463,000	460,579

Floating Rate Income Fund	27

CORPORATE BONDS AND NOTES (13.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4 3/8s, 2018	$2,000,000	$2,012,500

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	1,000,000	787,500

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	712,000	729,800

Standard Industries, Inc./NJ 144A sr. unsec. notes 5 1/8s, 2021	160,000	163,200

		11,084,887
Consumer staples (0.7%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. notes 1.9s, 2019	3,000,000	3,028,206

Hertz Corp. (The) company guaranty sr. unsec. notes
4 1/4s, 2018	1,298,000	1,278,530

		4,306,736
Energy (0.2%)
CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	1,120,500	397,778

Chesapeake Energy Corp. 144A company guaranty
notes 8s, 2022	1,800,000	702,000

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12s, 2020	1,000,000	111,250

		1,211,028
Financials (3.6%)
Ally Financial, Inc. company guaranty sr. unsec. notes
4 3/4s, 2018	2,000,000	2,037,500

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	1,250,000	1,285,938

Citigroup, Inc. sr. unsec. FRN 1.311s, 2018	2,000,000	1,978,500

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	1,000,000	996,250

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN
Ser. MTN, 2.236s, 2023	2,000,000	1,962,116

iStar, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2018 R	2,000,000	1,860,000

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.9s,
perpetual maturity	3,000,000	2,992,500

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. sub. notes 6 1/2s, 2018	1,790,000	1,745,250

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. sub. notes 6 3/4s, 2019	2,000,000	1,892,500

Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 1.543s,
2017 (United Kingdom)	1,149,000	1,145,134

TMX Finance, LLC/TitleMax Finance Corp. 144A company
guaranty sr. notes 8 1/2s, 2018	1,500,000	1,230,000

Wells Fargo & Co. sr. unsec. unsub. FRN 1.975s, 2021	2,000,000	2,000,000

Wells Fargo Bank, NA sr. unsec. FRN Ser. BKNT, 1.358s, 2018	2,000,000	2,002,554

		23,128,242
Health care (1.0%)
Actavis Funding SCS company guaranty sr. unsec. unsub. FRN
1.757s, 2020 (Luxembourg)	2,000,000	1,986,324

CHS/Community Health Systems, Inc. company guaranty sr.
sub. notes 5 1/8s, 2018	1,000,000	1,003,750

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	1,268,000	1,344,080

Tenet Healthcare Corp. 144A company guaranty sr. FRN
4.012s, 2020	1,805,000	1,777,925

		6,112,079

28	Floating Rate Income Fund

CORPORATE BONDS AND NOTES (13.3%)* cont.	Principal amount	Value

Technology (0.9%)
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	$2,000,000	$1,230,000

Infor US, Inc. 144A company guaranty sr. notes 5 3/4s, 2020	2,188,000	2,204,410

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	1,235,000	1,309,100

SoftBank Corp. 144A company guaranty sr. unsec. unsub. notes
4 1/2s, 2020 (Japan)	670,000	661,625

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	1,365,000	494,813

		5,899,948
Utilities and power (1.0%)
AES Corp./Virginia (The) sr. unsec. FRN 3.414s, 2019	3,000,000	2,850,000

Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019	2,000,000	1,853,750

Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.05s, 2019	2,000,000	1,832,118

		6,535,868

Total corporate bonds and notes (cost $94,960,983)		$85,001,239

PREFERRED STOCKS (0.1%)*	Shares	Value

HSBC USA, Inc. $0.88 pfd.	39,050	$807,945

Total preferred stocks (cost $875,910)		$807,945

COMMON STOCKS (—%)*	Shares	Value

Tribune Media Co. Class 1C F	591,290	$147,822

Total common stocks (cost $—)		$147,822

SHORT-TERM INVESTMENTS (6.5%)*	Shares	Value

Putnam Short Term Investment Fund 0.41% L	41,683,464	$41,683,464

Total short-term investments (cost $41,683,464)		$41,683,464

TOTAL INVESTMENTS

Total investments (cost $702,324,825)		$642,328,836

Key to holding’s abbreviations

BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2015 through February 29, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $639,703,495.

† This security is non-income-producing.

Floating Rate Income Fund	29

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $103,740 to cover certain derivative contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/29/16 (aggregate face value $7,090,461)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Canadian Dollar	Buy	4/20/16	$12,491	$12,155	$336

	Credit Suisse International
	Canadian Dollar	Buy	4/20/16	12,935	12,595	340

	Deutsche Bank AG
	Euro	Buy	3/16/16	1,085,010	1,062,020	22,990

	Euro	Sell	3/16/16	1,085,010	1,094,709	9,699

HSBC Bank USA, National Association
	Canadian Dollar	Sell	4/20/16	230,906	224,558	(6,348)

	JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	4/20/16	693,456	675,094	(18,362)

	Euro	Buy	3/16/16	1,088,275	1,098,211	(9,936)

	Euro	Sell	3/16/16	1,088,275	1,065,220	(23,055)

	State Street Bank and Trust Co.
	Canadian Dollar	Buy	4/20/16	22,470	20,931	1,539

	UBS AG
	Canadian Dollar	Sell	4/20/16	1,842,296	1,792,959	(49,337)

	WestPac Banking Corp.
	Canadian Dollar	Buy	4/20/16	32,892	32,009	883

	Total					$(71,251)

30	Floating Rate Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer cyclicals	$—	$—	$147,822

Total common stocks	—	—	147,822

Corporate bonds and notes	—	85,001,239	—

Preferred stocks	807,945	—	—

Senior loans	—	514,688,366	—

Short-term investments	41,683,464	—	—

Totals by level	$42,491,409	$599,689,605	$147,822

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(71,251)	$—

Totals by level	$—	$(71,251)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund	31

Statement of assets and liabilities 2/29/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $660,641,361)	$600,645,372
Affiliated issuers (identified cost $41,683,464) (Notes 1 and 5)	41,683,464

Cash	609,919

Interest and other receivables	5,197,791

Receivable for shares of the fund sold	2,224,611

Receivable for investments sold	12,236,965

Unrealized appreciation on forward currency contracts (Note 1)	35,787

Prepaid assets	31,482

Total assets	662,665,391

LIABILITIES

Payable for investments purchased	19,826,087

Payable for shares of the fund repurchased	1,539,980

Payable for compensation of Manager (Note 2)	288,898

Payable for custodian fees (Note 2)	7,760

Payable for investor servicing fees (Note 2)	166,098

Payable for Trustee compensation and expenses (Note 2)	112,025

Payable for administrative services (Note 2)	2,579

Payable for distribution fees (Note 2)	190,366

Distributions payable to shareholders	562,864

Unrealized depreciation on forward currency contracts (Note 1)	107,038

Other accrued expenses	158,201

Total liabilities	22,961,896

Net assets	$639,703,495

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$776,408,553

Distributions in excess of net investment income (Note 1)	(566,428)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(76,069,537)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(60,069,093)

Total — Representing net assets applicable to capital shares outstanding	$639,703,495

(Continued on next page)

32	Floating Rate Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($272,430,222 divided by 33,584,148 shares)	$8.11

Offering price per class A share (100/99.00 of $8.11)*	$8.19

Net asset value and offering price per class B share ($14,950,711 divided by 1,844,172 shares)**	$8.11

Net asset value and offering price per class C share ($89,412,466 divided by 11,030,500 shares)**	$8.11

Net asset value and redemption price per class M share ($4,047,668 divided by 499,128 shares)	$8.11

Offering price per class M share (100/99.25 of $8.11)*	$8.17

Net asset value, offering price and redemption price per class R share
($504,448 divided by 62,212 shares)	$8.11

Net asset value, offering price and redemption price per class Y share
($258,357,980 divided by 31,819,841 shares)	$8.12

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund	33

Statement of operations Year ended 2/29/16

INVESTMENT INCOME

Interest (including interest income of $80,264 from investments in affiliated issuers) (Note 5)	$36,488,083

Dividends	34,833

Total investment income	36,522,916

EXPENSES

Compensation of Manager (Note 2)	4,087,472

Investor servicing fees (Note 2)	1,046,837

Custodian fees (Note 2)	24,283

Trustee compensation and expenses (Note 2)	46,663

Distribution fees (Note 2)	1,855,949

Administrative services (Note 2)	19,341

Other	370,541

Total expenses	7,451,086

Expense reduction (Note 2)	(1,331)

Net expenses	7,449,755

Net investment income	29,073,161

Net realized loss on investments (Notes 1 and 3)	(10,837,959)

Net increase from payments by affiliates (Note 2)	1,875

Net realized gain on foreign currency transactions (Note 1)	506,257

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(288,520)

Net unrealized depreciation of investments during the year	(44,866,744)

Net loss on investments	(55,485,091)

Net decrease in net assets resulting from operations	$(26,411,930)

The accompanying notes are an integral part of these financial statements.

34	Floating Rate Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 2/29/16	Year ended 2/28/15

Operations:
Net investment income	$29,073,161	$33,718,640

Net realized gain (loss) on investments
and foreign currency transactions	(10,329,827)	883,505

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(45,155,264)	(23,093,680)

Net increase (decrease) in net assets resulting
from operations	(26,411,930)	11,508,465

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(12,232,693)	(14,454,588)

Class B	(630,051)	(649,643)

Class C	(3,355,857)	(3,668,340)

Class M	(180,652)	(192,874)

Class R	(19,619)	(21,121)

Class Y	(13,117,638)	(14,676,429)

From return of capital
Class A	(548,943)	—

Class B	(28,274)	—

Class C	(150,594)	—

Class M	(8,107)	—

Class R	(880)	—

Class Y	(588,655)	—

Decrease from capital share transactions (Note 4)	(67,305,479)	(211,789,014)

Total decrease in net assets	(124,579,372)	(233,943,544)

NET ASSETS

Beginning of year	764,282,867	998,226,411

End of year (including distributions in excess of net
investment income of $566,428 and $602,086, respectively)	$639,703,495	$764,282,867

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	fees	end of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A
February 29, 2016	$8.79	.34	(.65)	(.31)	(.35)	(.02)	(.37)	—	$8.11	(3.74)	$272,430	1.02	3.98	46
February 28, 2015	9.00	.34	(.21)	.13	(.34)	—	(.34)	—	8.79	1.46	310,048.99		3.78	43†
February 28, 2014	8.94	.35	.06	.41	(.35)	—	(.35)	—[d]	9.00	4.68	443,679	1.02	3.85	64†
February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—[d]	8.94	7.42	293,610	1.03	4.81	63†
February 29, 2012	8.93	.41	(.17)	.24	(.42)	—[d]	(.42)	—[d]	8.75	2.91	217,707	1.03	4.73	65†

Class B
February 29, 2016	$8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	$8.11	(3.82)	$14,951	1.22	3.78	46
February 28, 2015	9.00	.32	(.22)	.10	(.32)	—	(.32)	—	8.78	1.14	16,534	1.19	3.59	43†
February 28, 2014	8.94	.33	.06	.39	(.33)	—	(.33)	—[d]	9.00	4.47	19,546	1.22	3.65	64†
February 28, 2013	8.75	.41	.21	.62	(.43)	—	(.43)	—[d]	8.94	7.21	11,837	1.23	4.61	63†
February 29, 2012	8.93	.40	(.17)	.23	(.41)	—[d]	(.41)	—[d]	8.75	2.76	9,539	1.23	4.56	65†

Class C
February 29, 2016	$8.78	.28	(.65)	(.37)	(.29)	(.01)	(.30)	—	$8.11	(4.35)	$89,412	1.77	3.23	46
February 28, 2015	9.00	.27	(.22)	.05	(.27)	—	(.27)	—	8.78	.58	108,399	1.74	3.04	43†
February 28, 2014	8.93	.28	.07	.35	(.28)	—	(.28)	—[d]	9.00	4.01	126,350	1.77	3.11	64†
February 28, 2013	8.75	.36	.20	.56	(.38)	—	(.38)	—[d]	8.93	6.51	91,013	1.78	4.06	63†
February 29, 2012	8.93	.35	(.17)	.18	(.36)	—[d]	(.36)	—[d]	8.75	2.15	81,185	1.78	4.01	65†

Class M
February 29, 2016	$8.79	.34	(.66)	(.32)	(.34)	(.02)	(.36)	—	$8.11	(3.79)	$4,048	1.07	3.93	46
February 28, 2015	9.00	.33	(.21)	.12	(.33)	—	(.33)	—	8.79	1.41	4,707	1.04	3.74	43†
February 28, 2014	8.94	.34	.07	.41	(.35)	—	(.35)	—[d]	9.00	4.63	5,646	1.07	3.82	64†
February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—[d]	8.94	7.37	5,592	1.08	4.78	63†
February 29, 2012	8.93	.41	(.17)	.24	(.42)	—[d]	(.42)	—[d]	8.75	2.88	4,921	1.08	4.68	65†

Class R
February 29, 2016	$8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	$8.11	(3.87)	$504	1.27	3.72	46
February 28, 2015	9.00	.31	(.21)	.10	(.32)	—	(.32)	—	8.78	1.09	658	1.24	3.55	43†
February 28, 2014	8.94	.32	.07	.39	(.33)	—	(.33)	—[d]	9.00	4.42	635	1.27	3.61	64†
February 28, 2013	8.75	.40	.21	.61	(.42)	—	(.42)	—[d]	8.94	7.16	468	1.28	4.56	63†
February 29, 2012	8.93	.39	(.17)	.22	(.40)	—[d]	(.40)	—[d]	8.75	2.66	509	1.28	4.50	65†

Class Y
February 29, 2016	$8.80	.36	(.65)	(.29)	(.37)	(.02)	(.39)	—	$8.12	(3.49)	$258,358.77		4.23	46
February 28, 2015	9.01	.36	(.21)	.15	(.36)	—	(.36)	—	8.80	1.71	323,936.74		4.04	43†
February 28, 2014	8.95	.37	.06	.43	(.37)	—	(.37)	—[d]	9.01	4.94	402,370.77		4.10	64†
February 28, 2013	8.76	.45	.21	.66	(.47)	—	(.47)	—[d]	8.95	7.69	267,654.78		5.06	63†
February 29, 2012	8.94	.44	(.18)	.26	(.44)	—[d]	(.44)	—[d]	8.76	3.19	126,494.78		5.01	65†

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	Floating Rate Income Fund	Floating Rate Income Fund	37

Financial highlights (Continued)

† Reflects revision of portfolio turnover rate. The portfolio turnover rates previously reported were the following:

February 28, 2015	79%

February 28, 2014	127

February 28, 2013	90

February 29, 2012	100

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

38	Floating Rate Income Fund

Notes to financial statements 2/29/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2015 through February 29, 2016.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Floating Rate Income Fund	39

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

40	Floating Rate Income Fund

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $107,038 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Floating Rate Income Fund	41

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 29, 2016, the fund had a capital loss carryover of $67,586,578 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$398,709	$4,034,452	$4,433,161	*

20,957,967	N/A	20,957,967	February 28, 2017

42,195,450	N/A	42,195,450	February 28, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $8,425,416 of certain losses recognized during the period from November 1, 2015 to February 29, 2016 to its fiscal year ending February 28, 2017.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, late year loss deferrals and dividends payable. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $499,007 to decrease distributions in excess of net investment income, $80,471 to increase paid-in capital and $579,478 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$548,129
Unrealized depreciation	(60,601,660)

Net unrealized depreciation	(60,053,531)
Capital loss carry forward	(67,586,578)
Post-October capital loss deferral	(8,425,416)
Cost for federal income tax purposes	$702,382,367

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

42	Floating Rate Income Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $1,875 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$433,493	Class R	732

Class B	23,423	Class Y	438,309

Class C	144,407	Total	$1,046,837

Class M	6,473

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,331 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $464, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Floating Rate Income Fund	43

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$757,112	Class M	13,569

Class B	73,625	Class R	2,584

Class C	1,009,059	Total	$1,855,949

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,376 and $132 from the sale of class A and class M shares, respectively, and received $2,917 and $996 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $110 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$316,638,625	$404,565,581

U.S. government securities (Long-term)	—	—

Total	$316,638,625	$404,565,581

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

44	Floating Rate Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/29/16		Year ended 2/28/15

Class A	Shares	Amount	Shares	Amount

Shares sold	13,492,815	$115,946,002	12,309,837	$109,577,005

Shares issued in connection with
reinvestment of distributions	1,344,841	11,493,523	1,462,923	13,000,622

	14,837,656	127,439,525	13,772,760	122,577,627

Shares repurchased	(16,531,463)	(141,118,084)	(27,779,010)	(246,720,676)

Net decrease	(1,693,807)	$(13,678,559)	(14,006,250)	$(124,143,049)

	Year ended 2/29/16		Year ended 2/28/15

Class B	Shares	Amount	Shares	Amount

Shares sold	392,101	$3,380,614	249,611	$2,217,812

Shares issued in connection with
reinvestment of distributions	69,316	591,816	65,275	579,416

	461,417	3,972,430	314,886	2,797,228

Shares repurchased	(499,632)	(4,254,266)	(604,759)	(5,367,369)

Net decrease	(38,215)	$(281,836)	(289,873)	$(2,570,141)

	Year ended 2/29/16		Year ended 2/28/15

Class C	Shares	Amount	Shares	Amount

Shares sold	1,912,700	$16,363,550	2,116,034	$18,863,725

Shares issued in connection with
reinvestment of distributions	361,484	3,088,649	364,955	3,238,359

	2,274,184	19,452,199	2,480,989	22,102,084

Shares repurchased	(3,586,406)	(30,609,059)	(4,183,293)	(37,059,561)

Net decrease	(1,312,222)	$(11,156,860)	(1,702,304)	$(14,957,477)

	Year ended 2/29/16		Year ended 2/28/15

Class M	Shares	Amount	Shares	Amount

Shares sold	57,691	$499,345	85,462	$762,989

Shares issued in connection with
reinvestment of distributions	21,162	180,850	20,682	183,667

	78,853	680,195	106,144	946,656

Shares repurchased	(115,492)	(986,105)	(197,727)	(1,760,904)

Net decrease	(36,639)	$(305,910)	(91,583)	$(814,248)

	Year ended 2/29/16		Year ended 2/28/15

Class R	Shares	Amount	Shares	Amount

Shares sold	49,978	$419,115	20,575	$181,709

Shares issued in connection with
reinvestment of distributions	2,181	18,821	2,382	21,121

	52,159	437,936	22,957	202,830

Shares repurchased	(64,898)	(558,103)	(18,560)	(166,285)

Net increase (decrease)	(12,739)	$(120,167)	4,397	$36,545

Floating Rate Income Fund	45

	Year ended 2/29/16		Year ended 2/28/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	11,766,010	$100,649,404	18,014,929	$160,305,854

Shares issued in connection with
reinvestment of distributions	710,720	6,071,285	670,595	5,961,499

	12,476,730	106,720,689	18,685,524	166,267,353

Shares repurchased	(17,481,702)	(148,482,836)	(26,519,117)	(235,607,997)

Net decrease	(5,004,972)	$(41,762,147)	(7,833,593)	$(69,340,644)

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$14,658,513	$331,307,040	$304,282,089	$80,264	$41,683,464

Totals	$14,658,513	$331,307,040	$304,282,089	$80,264	$41,683,464

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$5,900,000

46	Floating Rate Income Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Statement		Statement
Derivatives not accounted for	of assets and		of assets and
as hedging instruments under	liabilities		liabilities
ASC 815	location	Fair value	location	Fair value

Foreign exchange contracts	Receivables	$35,787	Payables	$107,038

Total		$35,787		$107,038

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$506,888	$506,888

Total	$506,888	$506,888

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(287,526)	$(287,526)

Total	$(287,526)	$(287,526)

Floating Rate Income Fund	47

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$336	$340	$32,689	$—	$—	$1,539	$—	$883	$35,787

Total Assets	$336	$340	$32,689	$—	$—	$1,539	$—	$883	$35,787

Liabilities:

Forward currency contracts#	—	—	—	6,348	51,353	—	49,337	—	107,038

Total Liabilities	$—	$—	$—	$6,348	$51,353	$—	$49,337	$—	$107,038

Total Financial and Derivative Net Assets	$336	$340	$32,689	$(6,348)	$(51,353)	$1,539	$(49,337)	$883	$(71,251)

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$336	$340	$32,689	$(6,348)	$(51,353)	$1,539	$(49,337)	$883

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $4,045,296 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

48	Floating Rate Income Fund	Floating Rate Income Fund	49

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

50	Floating Rate Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 29, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Floating Rate Income Fund	51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Associate General Counsel, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Investment Management, and Putnam	Since 2002
Retail Management (2003–2015)	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52	Floating Rate Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Independent Registered		Mark C. Trenchard
Public Accounting Firm	Steven D. Krichmar	Vice President and
KPMG LLP	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN096
299631 4/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 29, 2016	$91,677	$ —	$7,400	$ —
February 28, 2015	$88,327	$ —	$7,220	$ —

For the fiscal years ended February 29, 2016 and February 28, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,400 and $7,220 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 29, 2016	$ —	$ —	$ —	$ —

February 28, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2016